UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2010

PHAZAR CORP
(Exact name of registrant as specified in its charter)

Delaware	0-12866	75-1907070
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

101 S.E. 25TH AVENUE, MINERAL WELLS, TEXAS	76067
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(940) 325-3301

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure

On November 11, 2010, PHAZAR CORP (the "Company") will make a slideshow presentation at the Southwest IDEAS Investor Conference in Dallas, Texas and contemporaneously post the slides on the Company's website.   The conference presentation will be webcast through the Company's website available at approximately 9:15 a.m. Central Time on November 11, 2010.  The website address is www.phazarcorp.com, and the slides and webcast can be found by following the links for "Investors", then "SEC Filings."

Item 9.01.           Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Slideshow Presentation for Southwest Ideas Investor Conference, Dallas, Texas

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHAZAR CORP

Date : November 11, 2010	/s/ GARLAND P. ASHER
Garland P. Asher
President and Chief Executive Officer